FOURTH AMENDMENT TO PURCHASE AGREEMENT

      This Fourth Amendment to Purchase Agreement (the "Fourth Amendment") dated the 17th day of February, 2004, by and between AEI REAL ESTATE FUND XVIII LIMITED PARTNERSHIP a Minnesota limited partnership of 1300 Wells Fargo Place, St. Paul, Minnesota ("Seller") and TEXAS TACO CABANA, LP, a Texas limited partnership of 8918 Tesoro Drive, Suite 200, San Antonio, Texas 78217 ("Buyer").

                          RECITALS

      WHEREAS Seller and Buyer entered into a certain Purchase Agreement dated May 21, 2003 covering real property commonly known as 7339 San Pedro Avenue, San Antonio, Texas and more particularly described therein (the "Purchase Agreement"); and

      WHEREAS by First Amendment to Purchase Agreement dated
July  18,  2003  the  Seller  and  Buyer  extended  the  Due
Diligence Period thirty (30) days to expire August 20, 2003;
and

     WHEREAS by Second Amendment to Purchase Agreement dated August 12, 2003, the Seller and Buyer extended the Due Diligence Period sixty (60) days beyond August 20, 2003, which Due Diligence Period expires October 20, 2003; and

      WHEREAS by Third Amendment to Purchase Agreement dated
October  16,  2003, the Seller and Buyer  extended  the  Due
Diligence   Period  beyond  October  20,  2003,  which   Due
Diligence Period expires February 17, 2004; and

      WHEREAS  Buyer and Seller desire to amend the Purchase
Agreement to extend the Due Diligence Period beyond February
17, 2004; and

     WHEREAS Buyer and Seller desire to further amend the Purchase Agreement to reduce the Purchase Price by One
Hundred Thousand and 00/100 Dollars ($100,000.00);

      NOW, THEREFORE, for and in consideration of the sum of ten and 00/100 Dollars ($10.00) the terms, conditions and mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree to amend the terms of the Purchase Agreement as follows:

     1. The introduction and Whereas paragraphs above are incorporated into this section by reference as if more fully set forth herein.

     2. All capitalized terms used herein shall have the same meaning as ascribed to them in the Purchase Agreement unless a contrary meaning is specifically set forth herein.

     3. Section 6 of the Purchase Agreement is hereby amended to extend the Due Diligence Period so that the Due Diligence Period shall now expire midnight April 16, 2004. The Due Diligence Period may, at Buyer's option, be extended for two
          (2) additional, thirty (30) day periods (each, an "Extension Period"), by Buyer providing written notice thereof to Seller. If at any time during the Due Diligence Period or Extension Period thereof, Buyer, in its sole discretion, determines that the Property is not suitable for Buyer's intended use, Buyer may terminate this Agreement and obtain a full refund of the Deposit together with interest thereon.

     4. Section 3 of the Purchase Agreement is hereby deleted and replaced with the following:

     3. PURCHASE PRICE. The purchase price for this Property is $1,645,000 all cash."

     5. All other dates in the Purchase Agreement that are dependent upon the Due Diligence Period shall be calculated based on the expiration date for the Due Diligence Period of April 16, 2004 (or as may be extended as provided in Section 6 as amended) all established by this Fourth Amendment.

     6.   Except   as  modified  herein,  all  other  terms,
          conditions,   and   covenants  in   the   Purchase
          Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have hereunto signed this Fourth Amendment.

                              TEXAS TACO CABANA, LP

                              By: Taco Cabana Management,
                              Inc., a Texas corporation, its
                              general partner

                              By:  /s/ William E Myers
                              Name:    William E Myers
                              Title:   Vice President


                              AEI REAL ESTATE FUND XVIII LIMITED
                              PARTNERSHIP

                              By: AEI Fund Management XVIII,
                              Inc., a Minnesota corporation its
                              general partner

                              By:  /s/ Robert P Johnson
                              Name:    Robert P Johnson
                              Title:   President